                                                                  Exhibit 10.3.3

                                BE INCORPORATED

                              OPTION GRANT NOTICE
                         (1999 EQUITY INCENTIVE PLAN)

Be Incorporated (the "Company"), pursuant to its 1999 Equity Incentive Plan (the "Plan"), hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:                                _______________________
Date of Grant:                               _______________________
Vesting Commencement Date:                   _______________________
Number of Shares Subject to Option:          _______________________
Exercise Price (Per Share):                  _______________________
Total Exercise Price:                        _______________________
Expiration Date:                             _______________________

TYPE OF GRANT:     [_] Incentive Stock Option/1/   [_] Nonstatutory Stock Option

EXERCISE SCHEDULE: Same as Vesting Schedule

VESTING SCHEDULE:  __________________________________________________________

                   __________________________________________________________
PAYMENT: By one or a combination of the following items (described in the Stock Option Agreement):

                         By cash or check
                         Pursuant to a Regulation T Program if the Shares are publicly traded

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

     OTHER AGREEMENTS:                  ________________________________________
                                        ________________________________________

BE INCORPORATED                              OPTIONHOLDER:

By:_____________________________________     ___________________________________
               Signature                                   Signature

Title:__________________________________     Date:______________________________

Date:___________________________________

ATTACHMENTS: Stock Option Agreement, 1999 Equity Incentive Plan and Notice of Exercise

______________________
/1/ If this is an incentive stock option, it (plus your other outstanding incentive stock options) cannot be first exercisable for more than $100,000 in
                                         -----------
any calendar year. Any excess over $100,000 is a nonstatutory stock option.
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                                 ATTACHMENT I

                            STOCK OPTION AGREEMENT
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                                 ATTACHMENT II

                          1999 EQUITY INCENTIVE PLAN
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                                ATTACHMENT III

                              NOTICE OF EXERCISE

                              NOTICE OF EXERCISE

Be Incorporated

______________________
______________________                         Date of Exercise: _______________

Ladies and Gentlemen:

     This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

     Type of option (check one):        Incentive [_]       Nonstatutory [_]

     Stock option dated:                _______________

     Number of shares as
     to which option is
     exercised:                         _______________

     Certificates to be
     issued in name of:                 _______________

     Total exercise price:              $______________

     Cash payment delivered
     herewith:                          $______________

     By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of Be Incorporated 1992 Stock Option Plan,
(ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

     I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

     I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are deemed to constitute "restricted securities" under Rule 701 and "control securities" under Rule 144 promulgated under the Securities Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws.

                                      1.
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     I further acknowledge that I will not be able to resell the Shares for at least ninety days (90) after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

     I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

     I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty
(180) days) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

                                    Very truly yours,



                                    ___________________________________

                                      2.